BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 15, 2017 to Prospectus dated April 28, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES OF BARON INTERNATIONAL GROWTH AND BARON GLOBAL ADVANTAGE FUNDS

Effective November 15, 2017, in connection with the lowering of certain fees and expenses of Baron International Growth Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 18 of the Prospectus, the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[2]
BARON INTERNATIONAL GROWTH FUND[1]
Retail Shares	0.88%	0.25%	0.40%	1.53%	(0.33)%	1.20%
Institutional Shares	0.88%	0.00%	0.36%	1.24%	(0.29)%	0.95%
R6 Shares	0.88%	0.00%	0.38%	1.26%	(0.31)%	0.95%

[1]	Based on the fiscal year ended December 31, 2016 (restated to reflect management fee reduction from 1.00% to 0.88% and current expense waivers).

[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares and 0.95% of average daily net assets of Institutional Shares and R6 Shares.

On page 18 of the Prospectus, the “Example” paragraph and table are deleted in their entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON INTERNATIONAL GROWTH FUND
Retail Shares	$122	$381	$660	$1,455
Institutional Shares	$97	$303	$525	$1,166
R6 Shares	$97	$303	$525	$1,166

Effective November 15, 2017, in connection with the lowering of certain fees and expenses of Baron Global Advantage Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 50 of the Prospectus, the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[2]
BARON GLOBAL ADVANTAGE FUND[1]
Retail Shares	0.85%	0.25%	2.61%	3.71%	(2.56)%	1.15%
Institutional Shares	0.85%	0.00%	2.55%	3.40%	(2.50)%	0.90%
R6 Shares	0.85%	0.00%	3.11%	3.96%	(3.06)%	0.90%

[1]	Based on the fiscal year ended December 31, 2016 (restated to reflect management fee reduction from 1.00% to 0.85% and current expense waivers).

[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.15% of average daily net assets of Retail Shares and 0.90% of average daily net assets of Institutional Shares and R6 Shares.

On page 50 of the Prospectus, the “Example” paragraph and table are deleted in their entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON GLOBAL ADVANTAGE FUND
Retail Shares	$117	$365	$633	$1,398
Institutional Shares	$92	$287	$498	$1,108
R6 Shares	$92	$287	$498	$1,108

On page 69 of the Prospectus, the ninth paragraph under “Management of the Funds” is deleted in its entirety and replaced with the following paragraph:

“For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the Fund’s average daily net asset value of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund, and 0.88% and 0.85% per annum of the daily net asset value of Baron International Growth Fund and Baron Global Advantage Fund, respectively. The Adviser is contractually obligated to reimburse certain expenses of the Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.15%	0.90%	0.90%

A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2017.”

This information supplements the Prospectus dated April 28, 2017. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.